UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2008
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive Redwood City, California (Address of principal executive offices)	94063 (Zip Code)
(650) 556-9300
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	On April 14, 2008, Michael D. Goldberg notified Genomic Health, Inc., a Delaware corporation (the “Company”), that he was resigning from the Board of Directors effective as of the Company’s 2008 Annual Meeting of Stockholders on May 21, 2008. Mr. Goldberg has been a member of the Company’s Board of Directors since 2001.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 17, 2008

GENOMIC HEALTH, INC.
By:	/s/ G. Bradley Cole
G. Bradley Cole
Executive Vice President, Operations, and Chief Financial Officer

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